--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                              September 12, 1997

Dear Shareholder:

   We are pleased to present our Quarterly Report to shareholders for the three months to July 31, 1997. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   Commonwealth bond markets were generally stronger over the quarter. These markets took the positive lead from the US and European markets which were also stronger. Currency movements had a mixed impact on the Fund's performance. The UK pound and the Canadian dollar both strenghtened against the US dollar, while the Australian and New Zealand dollar were both weaker against the US dollar.

   The Australian market recorded the best performance in local currency terms while the Canadian market recorded the best performance in US dollar terms. Australian ten year bond yields fell by 1.49% to 6.34%, reflecting moderate economic growth, low inflation and further cuts in interest rates.

   The New Zealand and UK markets also performed strongly in local currency terms. Ten year government bonds in New Zealand fell from 7.85% to 6.66% and from 7.43% to 6.96% in the UK.

INVESTMENT PERFORMANCE

   The Fund's Net Asset Value increased by 4.7% over the quarter and 16.0% for the 12 months to July 31, 1997, assuming reinvestment of distributions, due to strength in Commonwealth bond markets. The total return based on share price was 8.1% for the quarter and 16.4% for the year.

   Distributions to common shareholders over the 12 months to July 31, 1997 totalled US$1.01. This represents a cash distribution rate of 8.2% for the year, based on the share price on July 31, 1997 of US$12.31. As all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

   The Fund continues to maintain a high quality portfolio, with over 91% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's or, if unrated, are judged to be of equivalent quality by the Investment Manager.

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ('the Plan'), which allows you to automatically re-invest your distributions in shares of the Fund's common stock.

   Where the market price of shares, plus any applicable brokerage commissions, equals or exceeds the Net Asset Value of shares on the applicable valuation date, the Fund will issue new shares at a discount of up to 5% from the market price. Where the market price is less than the Net Asset Value, plus any applicable brokerage commissions, on the valuation date, the Fund will purchase shares on the market. Distributions made under the Plan are taxable to the same extent as are cash distributions.

   The Plan enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the 15th of each month.

  Other advantages of participating in the Plan include:

o LOWER COSTS -- You will build your holdings in the Fund automatically at a reduced brokerage cost.

o CONVENIENCE -- You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.

o SAFETY -- As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in uncertificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

  If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.

SHARES NOT REGISTERED IN YOUR OWN NAME:

   If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name, which will enable you to participate in the Plan.

TOLL FREE INFORMATION

   Information on The First Commonwealth Fund, Inc., including weekly updates of share price, NAV, and details of recent distributions, is available by telephoning toll-free, 1-800-543-6217 or 1-800-323-9995 in the United States.

Yours sincerely,


/s/ Brian M. Sherman                                /s/ Laurence S. Freedman

Brian M. Sherman                                    Laurence S. Freedman
Chairman                                            President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   The Fund continues to pay a monthly cash distribution of US 8.25 cents per share. This distribution rate was re-affirmed at the September meeting of the Board of Directors ('the Board'). The Board reviews the level of the distribution on a regular basis with the next review scheduled for the Board meeting to be held in December 1997. The Board's policy is to provide investors with a stable monthly distribution out of current income and to supplement this with realized capital gains if required.

   Distributions to common shareholders over the past 12 months totalled US$1.01, consisting of 12 payments of US 8.25 cents per share and a special payment of US 2 cents per share in January 1997. Based on the July 31, 1997 share price of US$12.31 and total distributions of US$1.01 paid over the 12 months to that date, this represents an annual cash distribution rate of 8.2%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The NAV per share at July 31, 1997 was US$14.08. Assuming reinvestment of distributions, the Fund's NAV increased 4.7% and 16.0% over the three and 12 months respectively. Since inception, the Fund has returned 9.7% per annum to July 31, 1997. At the date of this report, the NAV per share was US$13.69.

SHARE PRICE PERFORMANCE

   As of July 31, 1997, the share price as quoted on the New York Stock Exchange was US$12.31. This represented a discount of 12.6% to the NAV of US$14.08. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 8.1% over the three months to July 31, 1997 and 16.4% over the 12 months to July 31, 1997. At the date of this report, the share price was US$12.06, representing a discount of 11.9% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. Weighted average auction results were 5.32% for the three months ended July 31, 1997 compared with 5.62% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

   The following table and chart show the geographical composition of the portfolio, expressed as a percentage of the portfolio's total investments. The figures are based on the currencies in which the portfolio is invested.
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION


                       COMMENCEMENT OF OPERATIONS
                          (FEBRUARY 28, 1992)          OCTOBER 31, 1996       APRIL 30, 1997       JULY 31, 1997

Australia                           44.7%                   30.5%                 32.2%              31.4%
Canada                              17.9%                   34.5%                 28.7%              29.0%
New Zealand                          --                      9.5%                  7.6%               7.4%
United Kingdom                      36.4%                   24.1%                 30.7%              31.7%
United States*                       1.0%                    1.4%                  0.8%               0.5%
TOTAL FUND                         100.0%                  100.0%                100.0%             100.0%

*It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US dollar short-term securities to cover distribution payments and expenses.

                       THE FIRST COMMONWEALTH FUND, INC.
                       ASSET ALLOCATION AT JULY 31, 1997

             [A PIE CHART ILLUSTRATING THE FOLLOWING PERCENTAGES:]


                            Canada              29.0%
                            New Zealand          7.4%
                            United Kingdom      31.7%
                            United States        0.5%
                            Australia           31.4%

MATURITY COMPOSITION

   The following table shows the maturity composition of the portfolio as of July 31, 1997. At July 31, 1997, the average maturity of the Fund's assets was
7.2 years, compared with 7.1 years at April 30, 1997 and 7.1 years at July 31, 1996. Overall, the Fund remains well positioned in medium to long term maturities in each market.

TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- JULY 31, 1997

                      LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS

 Australia                     7.9%                33.4%                49.2%                9.5%
 Canada                        6.9%                46.8%                14.5%               31.8%
 New Zealand                  18.8%                43.0%                38.2%              --
 United Kingdom               13.0%                10.3%                52.4%               24.3%
 United States               100.0%               --                   --                  --
 TOTAL FUND                   10.5%                30.5%                39.1%               19.9%

   The Portfolio's sectoral exposure is spread among the various securities offered in the Commonwealth bond markets and is summarized in the following table.

      TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION --
                                 JULY 31, 1997

                     SOVEREIGN GOVT. STATE/ PROVINCE                                        CASH OR
                          BONDS           BONDS          EUROBONDS     CORPORATE BONDS    EQUIVALENT

 Australia                  14.0%            1.8%             7.5%             7.1%             1.0%
 Canada                     13.7%            4.4%             8.1%             1.8%             1.0%
 New Zealand                 3.7%          --                 2.1%             1.0%             0.6%
 United Kingdom             14.5%          --                14.1%           --                 3.1%
 United States             --              --               --               --                 0.5%
 TOTAL FUND                 45.9%            6.2%            31.8%             9.9%             6.2%

QUALITY OF INVESTMENTS

   At July 31, 1997, over 91% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'Aa' by Moody's Investors Service, Inc. or 'AA' by Standard & Poor's or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed at least equivalent to 'A' quality.

  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JULY 31, 1997

                        AAA/AAA              AA/AA               A/A

 Australia                66.3%               33.7%              --
 Canada                    8.9%               85.0%               6.1%
 New Zealand              73.4%                3.1%              23.5%
 United Kingdom           50.6%               32.4%              17.0%
 TOTAL FUND               44.9%               46.4%               8.7%



                       THE FIRST COMMONWEALTH FUND, INC.
                       QUALITY OF ASSETS AT JULY 31, 1997

              [A PIE CHART ILLUSTRATING THE FOLLOWING PERCENTAGES:]

                        AAA/Aaa             44.9%
                        AA/Aa               46.4%
                        A/A                  8.7%

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

   The Australian economy continues to grow at only a moderate rate. Employment has been broadly flat and unemployment remains at over 8.5%. Forward indicators have improved, especially for the housing industry. Business investment has been strong, particularly in non-residential construction. However, other sectors continue to face difficult trading conditions. Australia's inflation remains low. Underlying (or core) annual inflation is likely to be below 2% until mid 1998. Economic growth is expected to gradually improve through the second half of 1997 and into 1998, helped by the full effects of the earlier reductions in interest rates.

   The Australian bond market was one of the strongest performing bond markets during the quarter. The market was supported by a combination of moderate economic growth, low inflation, subdued wages and two further interest rate cuts, together with a more positive US bond market. Ten year government bond yields fell by 1.49% to a record low of 6.34% and 90 day bank bill rates fell from 5.91% to 4.85%. The differential against ten year US Treasuries fell by 0.78% to 0.33%.

   The Australian dollar was generally weaker over the quarter, depreciating by 4.8% against the US dollar. In trade weighted terms, the fall in the Australian dollar was less pronounced. The depreciation reflected concerns about weaker commodity prices (especially gold) and expectations of further cuts in official interest rates. At the end of July, the currency was trading at US$0.74. On the date of this report, the Australian dollar was trading at US$0.72.

CANADA

   The Canadian economy continues to improve. Cuts in official interest rates have stimulated the interest sensitive components of spending. Domestic demand has grown strongly since mid 1996, led by residential construction, equipment investment and consumer-durables spending. Inflation remains low, reflecting excess capacity in the economy, limited wage pressures and the firm Canadian dollar. Economic growth should continue to pick up through 1997, with stronger domestic demand. Growth is expected to be over 3% again in 1998.

   Canadian bond markets strengthened during the quarter with ten year bond yields falling from 6.63% to 5.77%. The differential against ten year US Treasuries fell by 0.15% to 0.24% below the US bond rate. The Canadian market was supported by continued low inflation, an improving fiscal position, and the more positive US bond market. These factors more than offset any market concerns flowing from stronger economic growth and higher official interest rates.

   The Canadian dollar appreciated over the quarter by 1.2% against the US dollar. The Canadian dollar's strength was assisted by expectations that Canadian interest rates could increase more than US interest rates. The Canadian dollar strengthened against the Deutschemark, but was weaker against the Yen. At the end of July, the currency was trading at US$0.72. On the date of this report, the Canadian dollar was trading at US$0.71.

NEW ZEALAND

   Economic growth slowed sharply in the first half of 1997, reflecting high real interest rates and a high real exchange rate. Business and consumer confidence has fallen and the unemployment rate has edged up slightly. Housing and retail spending have weakened. Underlying inflation slowed to 1.5% in the three months to June 30, 1997. The Investment Manager believes that after a period of softer growth through 1997, the economy will pick up again in 1998, due to some easing in overall monetary conditions.

   The New Zealand bond market rose strongly during the quarter reflecting weaker New Zealand economic growth and supported by the positive US bond market. Ten year government bond rates fell from 7.85% to 6.66%. However, shorter dated bonds did not rally as strongly and the rate for 90 day bank bills rose from 6.80% to 7.94%. The higher rates for bank bills reflected the Reserve Bank's concern about the weaker New Zealand dollar.

   The New Zealand dollar depreciated over the quarter by 6.6% against the US dollar. The depreciation was associated with signs of weaker economic growth and expectations that overall monetary conditions would not be as restrictive as in earlier periods. At the end of July, the currency was trading at US$0.64. On the date of this report, the New Zealand dollar was trading at US$0.63.

UNITED KINGDOM

   Economic growth in the United Kingdom remains the strongest amongst the major European economies. Domestic demand has been supported by stronger consumer spending as unemployment has continued to fall. However, the sharp rise in the Pound is impacting on exports. Headline inflation has increased to over 3%, reflecting higher mortgage costs and recent tax rises. However, underlying inflation remains below the Bank of England's 2.5% inflation target, with currency strength helping to contain cost pressures. The outlook is for GDP to remain strong through 1997 but slow in 1998, reflecting tighter monetary policy and the full impact of the Pound's appreciation.

   The Gilt market was stronger during the quarter. As of July 31, 1997 ten year bond yields were 6.96%, compared with 7.43% at April 30, 1997. The UK market was assisted by the stronger US and European markets. Bond yields remained attractive compared with other European markets and despite continued strong UK economic growth and further increases in official interest rates.

   The Pound appreciated over the quarter by 0.9% against the US dollar, helped by strong UK economic growth and expectations of higher interest rates. At the end of July, the currency was trading at US$1.63. On the date of this report the Pound Sterling was trading at US$1.60.

   The following table compares interest rates in Commonwealth countries' for various periods since the Fund commenced operations.


                               FEBRUARY 28, 1992
                                 (COMMENCEMENT
                                OF OPERATIONS)       JULY 31, 1996       APRIL 30, 1997         JULY 31, 1997

AUSTRALIA:
  90-day Bank Bills                7.49%              6.93%                 5.91%                 4.85%
  10-yr Government Bonds          10.14%              8.31%                 7.83%                 6.34%
CANADA:
  90-day Bank Bills                7.15%              4.46%                 3.15%                 3.24%
  10-yr Government Bonds           8.33%              7.90%                 6.63%                 5.77%
NEW ZEALAND:
  90-day Bank Bills                7.48%              9.72%                 6.80%                 7.94%
  10-yr Government Bonds           9.23%              8.36%                 7.85%                 6.66%
UNITED KINGDOM:
  90-day Bank Bills               10.85%              5.61%                 6.29%                 6.81%
  10-yr Government Bonds           9.26%              7.90%                 7.43%                 6.96%


Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                    EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------

             LONG-TERM INVESTMENTS - 92.6%
             AUSTRALIA - 29.9%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 15.5%
             COMMONWEALTH OF AUSTRALIA - 13.8%
             Commonwealth of Australia,
  A$   2,000  6.25%, 3/15/99..................    1,512,532
       2,000  12.00%, 7/15/99.................    1,669,470
       5,000  13.00%, 7/15/00.................    4,454,011
       5,000  10.00%, 10/15/02................    4,369,996
       1,000  9.00%, 9/15/04..................      859,798
       2,000  7.50%, 7/15/05..................    1,599,952
       4,000  10.00%, 2/15/06.................    3,680,087
       1,600  10.00%, 10/15/07................    1,506,402
       1,000  8.75%, 8/15/08..................      877,256
       2,000  7.50%, 9/15/09..................    1,611,462
                                               ------------
                                                 22,140,966
                                               ------------
             SOUTH AUSTRALIA - 0.6%
             South Australia Finance
              Authority,
       1,000  12.50%, 10/15/00................      889,058
                                               ------------
             VICTORIA - 0.6%
             Treasury Corporation of
              Victoria,
       1,000  10.25%, 11/15/06................      935,881
                                               ------------
             WESTERN AUSTRALIA - 0.5%
             Western Australia Treasury
              Corporation,
       1,000  10.00%, 7/15/05.................      906,505
                                               ------------
             Total Australian government and
              semi-government bonds (cost
              US$24,315,697)..................   24,872,410
                                               ------------
             CORPORATE BONDS - 7.0%
             FINANCIAL SERVICES - 0.5%
             Deutsche Bank AG,
       1,000  5.75%, 5/30/07 (a)..............      751,619
                                               ------------
             SERVICES - 6.5%
             Australian and Overseas
              Telecommunications Corporation,
       5,000  11.50%, 10/15/02................    4,554,449
       2,000  12.00%, 5/15/06.................    2,045,424
             First Australian National
              Mortgage
              Acceptance Corporation,
              Ser ies 22,
       2,884  11.40%, 12/15/01................    2,427,939
             PUMA Masterfund P-6 Tranche 1F,
       1,000  6.90%, 4/15/00..................      762,608

             Westpac Securitization Trust 97-2,
              Series A,
   A$    958  5.505%, 6/23/28 (b).............      712,968
                                               ------------
                                                 10,503,388
                                               ------------
             Total Australian corporate bonds
              (cost US$10,522,436)............   11,255,007
                                               ------------
             EUROBONDS - 7.4%
             FINANCIAL SERVICES - 4.2%
             Commonwealth Bank of Australia,
         975  12.75%, 1/07/98.................      745,754
             Credit Local de France,
       2,000  10.50%, 1/06/99.................    1,585,514
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,618,274
             Ing Mercantile Mutual Bank Ltd.,
         500  7.125%, 3/13/02.................      384,297
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      801,121
             Toyota Motor Credit Corporation,
       2,000  10.75%, 3/06/98.................    1,531,610
                                               ------------
                                                  6,666,570
                                               ------------
             SEMI-GOVERNMENT - 1.3%
             South Australia Finance
              Authority,
         500  12.50%, 5/08/01.................      447,959
             Treasury Corporation of
              Victoria,
       1,000  10.50%, 12/12/01................      860,601
       1,000  9.00%, 6/27/05..................      849,449
                                               ------------
                                                  2,158,009
                                               ------------
             SERVICES - 0.8%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      769,656
         535  10.50%, 5/27/03.................      472,355
                                               ------------
                                                  1,242,011
                                               ------------
             SUPRANATIONAL - 1.1%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,815,999
                                               ------------
             Total Australian eurobonds
              (cost US$11,392,285)............   11,882,589
                                               ------------
             Total Australian long-term
              investments
              (cost US$46,230,418)............   48,010,006
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------

             CANADA - 27.6%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 17.8%
             CANADA - 13.5%
             Canadian Government,
  C$   3,000  7.50%, 3/01/01..................    2,342,990
       5,000  9.75%, 12/01/01.................    4,248,624
       5,000  8.50%, 4/01/02..................    4,100,883
       5,000  7.25%, 6/01/03..................    3,945,901
       5,000  10.25%, 3/15/14.................    5,149,913
       2,000  9.00%, 6/01/25..................    1,956,402
                                               ------------
                                                 21,744,713
                                               ------------
             ALBERTA - 1.7%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      945,828
             Province of Alberta,
       2,000  10.25%, 8/22/01.................    1,713,355
                                               ------------
                                                  2,659,183
                                               ------------
             BRITISH COLUMBIA - 1.1%
             Province of British Columbia,
       1,000  10.15%, 8/29/01.................      853,418
       1,000  9.50%, 1/09/12..................      950,319
                                               ------------
                                                  1,803,737
                                               ------------
             ONTARIO - 1.5%
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      838,210
       2,000  7.50%, 2/07/24..................    1,618,627
                                               ------------
                                                  2,456,837
                                               ------------
             Total Canadian government,
              provincial and municipal bonds
              (cost US$28,067,331)............   28,664,470
                                               ------------
             CORPORATE BONDS - 1.8%
             DIVERSIFIED INDUSTRIALS - 0.8%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      438,623
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      802,216
                                               ------------
                                                  1,240,839
                                               ------------

             FINANCIAL SERVICES - 1.0%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      848,638
             National Bank of Canada,
         500  10.875%, 6/01/98................      381,120
             Toronto Dominion Centre,
         500  10.70%, 5/12/98.................      379,345
                                               ------------
                                                  1,609,103
                                               ------------
             Total Canadian corporate bonds
              (cost US$3,103,827).............    2,849,942
                                               ------------
             EUROBONDS - 8.0%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      429,099
                                               ------------
             FINANCIAL SERVICES - 2.4%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      760,429
             General Electric Capital
              Corporation,
       1,000  10.125%, 4/29/98................      754,092
             International Bank for
              Reconstruction
              and Development,
       2,000  10.125%, 7/20/99................    1,589,093
             Rabobank Nederland N.V.,
       1,000  9.00%, 12/22/00.................      802,071
                                               ------------
                                                  3,905,685
                                               ------------
             NATURAL RESOURCES - 1.8%
             Ontario Hydro,
       1,000  9.00%, 6/24/02..................      832,851
         500  8.50%, 5/26/25..................      454,519
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,152,864
             Tokyo Electric Power Company,
         500  10.50%, 6/14/01.................      423,215
                                               ------------
                                                  2,863,449
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.9%
             City of Montreal,
       1,000  6.375%, 2/15/01.................      741,418
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      632,106
                                               ------------
                                                  1,373,524
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------


             SUPRANATIONAL - 2.6%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      375,688
             Canada (Cayman),
         750  7.25%, 6/01/08..................      585,259
             Kingdom of Sweden,
       3,250  7.00%, 12/01/08.................    2,509,523
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      764,919
                                               ------------
                                                  4,235,389
                                               ------------
             Total Canadian eurobonds
              (cost US$12,380,073)............   12,807,146
                                               ------------
             Total Canadian long-term
              investments
              (cost US$43,551,231)............   44,321,558
                                               ------------
             NEW ZEALAND - 6.8%
             GOVERNMENT BONDS - 3.7%
             Government of New Zealand,
  NZ$  2,500  10.00%, 3/15/02.................    1,818,934
       5,000  8.00%, 4/15/04..................    3,447,245
       1,000  8.00%, 11/15/06.................      704,596
                                               ------------
             Total New Zealand government
              bonds
              (cost US$5,967,648).............    5,970,775
                                               ------------
             CORPORATE BONDS - 1.0%
             DIVERSIFIED INDUSTRIALS - 0.8%
             Electricity Corporation of
              New Zealand Ltd.,
       1,750  10.00%, 10/15/01................    1,238,884
                                               ------------
             FINANCIAL SERVICES - 0.2%
             Transpower Finance Ltd.,
         500  8.00%, 6/15/05..................      338,123
                                               ------------
             Total New Zealand corporate bonds
              (cost US$1,493,950).............    1,577,007
                                               ------------
             EUROBONDS - 2.1%
             FINANCIAL SERVICES - 2.1%
             International Bank for
              Reconstruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,326,760
             Primary Industry Bank of
              Australia Limited,
       1,000  8.25%, 3/27/00..................      658,526

             Societe Generale New Zealand,
  NZ$  2,000  9.00%, 5/29/98..................    1,302,490
                                               ------------
             Total New Zealand eurobonds
              (cost US$3,465,863).............    3,287,776
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$10,927,461)............   10,835,558
                                               ------------
             UNITED KINGDOM - 28.3%
             GOVERNMENT BONDS - 14.3%
             United Kingdom Treasury,
Pound  1,000  8.00%, 12/07/00.................    1,683,223
       2,000  8.00%, 6/10/03..................    3,423,002
       2,000  6.75%, 11/26/04.................    3,228,769
       2,000  7.50%, 12/07/06.................    3,383,592
       5,000  8.50%, 7/16/07..................    9,041,808
       1,200  8.00%, 12/07/15.................    2,189,227
                                               ------------
             Total United Kingdom government
              bonds
              (cost US$21,504,635)............   22,949,621
                                               ------------
             EUROBONDS - 14.0%
             DIVERSIFIED INDUSTRIALS - 3.7%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,709,454
             British Airways PLC,
         500  10.00%, 3/02/98.................      829,136
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,484,952
             Rolls-Royce PLC,
         500  11.625%, 7/30/98................      849,609
                                               ------------
                                                  5,873,151
                                               ------------
             FINANCIAL SERVICES - 6.6%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,090,754
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,860,950
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    3,190,639

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------


             Lloyds Bank PLC,
Pound  1,000  7.375%, 3/11/04.................    1,619,375
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,848,667
                                               ------------
                                                 10,610,385
                                               ------------
             NATURAL RESOURCES - 1.1%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,799,533
                                               ------------
             SUPRANATIONAL - 2.6%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,686,934
       1,250  10.125%, 6/22/08................    2,474,613
                                               ------------
                                                  4,161,547
                                               ------------
             Total United Kingdom eurobonds
              (cost US$20,456,687)............   22,444,616
                                               ------------
             Total United Kingdom long-term
              investments
              (cost US$41,961,322)............   45,394,237
                                               ------------
             Total long-term investments
              (cost US$142,670,432)...........  148,561,359
                                               ------------
             SHORT-TERM INVESTMENTS - 6.1%
             AUSTRALIA - 1.0%
             Banque National de Paris Fixed
              Deposit,
              5.10%, 8/01/97
  A$   2,218  (cost US$1,649,384).............    1,649,384
                                               ------------

             CANADA - 1.0%
             State Street Bank Time Deposit,
              3.00%, 8/07/97
  C$   2,274  (cost US$1,641,721).............    1,647,190
                                               ------------
             NEW ZEALAND - 0.6%
             Bankers Trust New Zealand
              Limited Call Account,
  NZ$  1,393  8.05%, 8/01/97
              (cost US$929,975)...............      901,772
                                               ------------
             UNITED KINGDOM - 3.0%
             State Street Bank Fixed Deposit,
              6.50%, 8/06/97
Pound  2,959  (cost US$4,818,476).............    4,845,696
                                               ------------
             UNITED STATES - 0.5%
   US$   813 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.50% dated
              7/30/97, due 8/01/97 in the
              amount of $813,124
              (cost $813,000;
              collateralized by $810,000
              U.S. Treasury Bonds, 6.25%
              due 3/31/99; value
              $833,710).......................      813,000
                                               ------------
             Total short-term investments
              (cost US$9,852,556).............    9,857,042
                                               ------------
             TOTAL INVESTMENTS - 98.7%
              (cost US$152,522,988)...........  158,418,401
             Other assets less liabilities -
             1.3%.............................    2,078,056
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $160,496,457
                                               ------------
                                               ------------

--------------------------------------------------------------------------------
(a) Stated interest rate in effect at 7/31/97; interest rate resets quarterly.
(b) Stated interest rate in effect at 7/31/97; interest rate resets monthly.

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith


OFFICERS

Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher, Assistant Vice President and Chief Investment Officer Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT MANAGER

EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands


INVESTMENT ADVISER

EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia


CONSULTANT

Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada


ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266


AUCTION AGENT

Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


LEGAL COUNSEL

Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L32 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia

                                    Box 9095
                            Princeton, NJ 08543-9095
                                 (609) 282-4600

The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

    For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

THE FIRST
COMMONWEALTH
FUND, INC.
---------------------------------------------
QUARTERLY REPORT
JULY 31, 1997

            HIGHLIGHTS OF THIS REPORT

o  NAV RETURN 4.7% FOR THE QUARTER, 16.0% FOR THE YEAR.*
o  TOTAL RETURN BASED ON SHARE PRICE 8.1% FOR
   THE QUARTER, 16.4% FOR THE YEAR.*
o  CASH DISTRIBUTION RATE 8.2% FOR THE YEAR.

 * ASSUMING REINVESTMENT OF DISTRIBUTIONS